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                                                                 EXHIBIT 10.2(j)

                                AMENDMENT NO. 10
                                       TO
                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT

      THIS AMENDMENT NO. 10 TO THE AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT is effective as of December 31, 2004 and is entered into by and among Nextel Partners, Inc., a Delaware corporation (the "Company"), and the shareholders listed on the signature pages hereto (collectively, the "Signatories").

      WHEREAS, the parties hereto are parties to that certain Shareholders' Agreement, dated as of January 29, 1999, as amended and restated on February 18, 2000, by and among the Company and the other parties specified therein, as further amended by Amendment No. 1 thereto effective as of February 22, 2000, by and among the Company and the other parties specified in such Amendment No. 1, as further amended by Amendment No. 2 thereto effective as of March 20, 2001, by and among the Company and the other parties specified in such Amendment No. 2, as further amended by Amendment No. 3 thereto effective as of April 18, 2001, by and among the Company and the other parties specified in such Amendment No. 3, as further amended by Amendment No. 4 thereto effective as of July 25, 2001 , by and among the Company and the other parties specified in such Amendment No. 4, as further amended by Amendment No. 5 thereto effective as of June 13, 2002, by and among the Company and the other parties specified in such Amendment No. 5, as further amended by Amendment No. 6 thereto effective July 24, 2002 by and among the Company and the other parties specified in such Amendment No. 6, as further amended by Amendment No. 7 thereto effective October 18, 2002 by and among the Company and the other parties specified in such Amendment No. 7; as further amended by Amendment No. 8 thereto effective May 12, 2003 by and among the Company and the other parties specified in such Amendment No. 8; and as further amended by Amendment No. 9 thereto effective May 11, 2004 by and among the Company and the other parties specified in such Amendment No. 9 (collectively, the "Shareholders' Agreement");

      WHEREAS, the parties have determined to amend the Shareholders' Agreement in accordance with Section 8.04 thereof, as provided herein;

      NOW, THEREFORE, each of the parties hereto agrees to amend the Shareholders' Agreement as follows:

1. Amendments to Section 2.01. Existing Section 2.01(a) of the Shareholders' Agreement is hereby deleted and replaced in its entirety with the following new
Section 2.01(a):

            "Section 2.01. Composition of the Board. (a) The Board shall consist of up to eight members, of whom five shall be nominated and designated in accordance with the Company's Restated Certificate of Incorporation (the "CERTIFICATE") and Bylaws, one of whom shall be designated by NWIP (such director, a "NWIP DESIGNEE"), one of whom shall be designated by MDP (such director, an "MDP DESIGNEE"), and one of whom shall be the chief executive officer of the Company."

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In addition, the reference in Section 2.01(c) of the Shareholders' Agreement to
"seven" members of the Board of Directors is hereby amended to "eight."

2. Removal of Certain Parties from the Shareholders' Agreement. Perry Satterlee, PSS-MSS, LP, John Thompson, JDT-JRT, L.L.C, the Estate of David Thaler, and the DLJ Entities are hereby removed from the Shareholders' Agreement and shall no longer be bound by any of its terms and conditions or be entitled to any of the rights and benefits thereunder.

3. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Shareholders' Agreement.

                             SIGNATURE PAGES FOLLOW

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 10 to Amended and Restated Shareholders' Agreement to be duly executed by their respective authorized officers and acknowledge and agree that this Amendment No. 10 corrects and supersedes the Amendment No. 10 executed previously by the parties hereto.

                                  NEXTEL PARTNERS, INC., a Delaware corporation

                                  By: /s/ John Chapple
                                      _________________________________________
                                      Name: John Chapple
                                      Title: President
                                      Date:

                                  NEXTEL WIP CORP., a Delaware corporation

                                  By: /s/ Gary Begeman
                                      _________________________________________
                                      Name:  Gary Begeman
                                      Title: VP/Deputy General Counsel
                                      Date:

                                  DLJ MERCHANT BANKING PARTNERS II, L.P.,
                                  a Delaware Limited Partnership

                                  By: _________________________________________
                                      Name:
                                      Title:
                                      Date:

                                  DLJ MERCHANT BANKING PARTNERS II-A, L.P., a Delaware Limited Partnership

                                  By: DLJ Merchant Banking II, Inc., as
                                      managing general partner

                                  By: _________________________________________
                                      Name:
                                      Title:
                                      Date:

                                       3
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                                  DLJ OFFSHORE PARTNERS II, C.V.,
                                  a Netherlands Antilles Limited Partnership

                                  By: DLJ Merchant Banking II, Inc., as advisory
                                      general partner

                                  By: _________________________________________
                                      Name:
                                      Title:
                                      Date:

                                  DLJ DIVERSIFIED PARTNERS, L.P., a Delaware
                                  Limited Partnership

                                  By: DLJ Diversified Partners, Inc., as
                                      managing general partner

                                  By: _________________________________________
                                      Name:
                                      Title:
                                      Date:

                                  DLJ DIVERSIFIED PARTNERS-A, L.P., a Delaware
                                  Limited Partnership

                                  By: DLJ Diversified Partners, Inc.
                                      as managing general partner

                                  By: _________________________________________
                                      Name:
                                      Title:
                                      Date:

                                       4
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                                  DLJ MILLENNIUM PARTNERS, L.P., a Delaware
                                  Limited Partnership

                                  By: DLJ Merchant Banking II, Inc.
                                      as managing general partner

                                  By: _________________________________________
                                      Name:
                                      Title:
                                      Date:

                                  DLJ MILLENNIUM PARTNERS-A, L.P.

                                  By: DLJ Merchant Banking II, Inc.
                                      as managing general partner

                                  By: _________________________________________
                                      Name:
                                      Title:
                                      Date:

                                  DLJMB FUNDING II, INC., a Delaware corporation

                                  By: _________________________________________
                                      Name:
                                      Title:
                                      Date:

                                  DLJ FIRST ESC, L.P.

                                  By: DLJ LBO Plans Management Corporation,
                                      as manager

                                  By: _________________________________________
                                      Name:
                                      Title:
                                      Date:

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                                  DLJ EAB PARTNERS, L.P.

                                  By: DLJ LBO Plans Management Corporation,
                                      as managing general partner

                                  By: _________________________________________
                                      Name:
                                      Title:
                                      Date:

                                  DLJ ESC II, L.P.

                                  By: DLJ LBO Plans Management Corporation,
                                      as manager

                                  By: _________________________________________
                                      Name:
                                      Title:
                                      Date:

                                  UK INVESTMENT PLAN 1997 PARTNERS, a Delaware
                                  Limited Partnership

                                  By: UK Investment Plan 1997 Partners, Inc.,
                                      as general partner

                                  By: _________________________________________
                                      Name:
                                      Title:
                                      Date:

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                                  MADISON DEARBORN CAPITAL PARTNERS II, L.P.

                                  By: Madison Dearborn Partners II, L.P.,
                                      its General Partner

                                  By: Madison Dearborn Partners Inc., its
                                      General Partner

                                  By: _________________________________________
                                      Name:
                                      Title:
                                      Date:

                                  EAGLE RIVER INVESTMENTS, L.L.C.
                                  a Washington limited liability company

                                  By: _________________________________________
                                      Name:
                                      Title:
                                      Date:

                                  MOTOROLA, INC., a Delaware corporation

                                  By: _________________________________________
                                      Name:
                                      Title:
                                      Date:

                                  /s/ John Chapple
                                  ______________________________________________
                                  JOHN CHAPPLE

                                  /s/ Perry Satterlee
                                  ______________________________________________
                                  PERRY SATTERLEE

                                  /s/ Mark Fanning
                                  ______________________________________________
                                  MARK FANNING

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                                  /s/ John D. Thompson
                                  ______________________________________________
                                  JOHN D. THOMPSON

                                  /s/ David Aas
                                  ______________________________________________
                                  DAVID AAS

                                  ESTATE OF DAVID THALER

                                  ______________________________________________
                                  By Sharon Thaler, Executor of the Estate

                                  JDT-JRT, L.L.C.


                                  By: /s/ John D. Thompson
                                      _________________________________________
                                      Name: John D. Thompson
                                      Title: Manager
                                      Date:

                                  JRC COHO, L.L.C.

                                  By: /s/ John H. Chapple
                                      _________________________________________
                                      Name: John H. Chapple
                                      Title: Manager
                                      Date:

                                  PSS-MSS, LP

                                  By: /s/ Perry Satterlee
                                      _________________________________________
                                      Perry Satterlee, General partner

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